SUPPLY CHAIN SERVICES, INC.
                           EXHIBIT 10-C


                         TENANCY AGREEMENT

                      DATED the 26th day of July, 2001

                               CHINASOUND LIMITED

                                       and

                          SUPPLY CHAIN SERVICES LIMITED

                                ----------------

                        T E N A N C Y  A G R E E M E N T

               relating to 5th Floor on Guangdong Textile Centre,
             Nos. 22, 24 and 26, Minden Avenue, Kowloon, Hong Kong.

                                ----------------

                          S. K. LAM, ALFRED CHAN & CO.,
                             Solicitors & Notaries,
                       202, Dina House, Ruttonjee Centre,
                           11 Duddell Street, Central,
                                    Hong Kong
                              Ref: S/S/TEN:C4694/01
                           Doc: PARTICULARS-GUANGDONG8


                                   PARTICULARS


------------------------------------------------------------------------

COLUMN   1                 COLUMN   2
------------------------------------------------------------------------

Date of Agreement          The 26th day of July     , 2001
------------------------------------------------------------------------
Landlord                   CHINASOUND LIMITED (  ) whose
                           registered office is situate at 17th Floor,
                           Guangdong Textile Centre, Nos. 22, 24 and 26,
                           Minden Avenue, Tsimshatsui, Kowloon.
------------------------------------------------------------------------

Tenant SUPPLY CHAIN SERVICES LIMITED whose registered office is situate at 31 New Henry House, 10 Ice House Street, Central, Hong Kong
------------------------------------------------------------------------

Property                   8th Floor on Guangdong Textile Centre, 22,
                           24 and 26, Minden Avenue, Tsimshatsui, Kowloon.
------------------------------------------------------------------------

Term                       From 7th May 2001 to 5th December 2002
                          (both days inclusive)
------------------------------------------------------------------------

Commencement Date          The 6th day of December 2000
------------------------------------------------------------------------

Rent                       Hong Kong Dollars Twenty Two Thousand
                           Seven Hundred
                           And Fifty Only (HK$22,750.00) per month.
------------------------------------------------------------------------

Management Charges         Hong Kong Dollars Nine Thousand Five
                           Hundred And
                           Fifty Five Only (HK$9,555.00) per month,
                           which is
                           subject to revision at the absolute
                           discretion of the Landlord.
------------------------------------------------------------------------
Deposit                    Hong Kong Dollars Ninety Six Thousand
                           Nine Hundred
                           And Fifteen Only (HK$96,915.00) as to
                           HK$68,250.00
                           being rental deposit and HK$28,665.00
                           being management charges deposit.
------------------------------------------------------------------------

Permitted Use              For business purpose only
------------------------------------------------------------------------

Rent Free Period           From 7th May 2001 to 21st May 2001
------------------------------------------------------------------------

Bulky Deliveries           Monday to Friday
                           (inclusive):      From 8:30 am to 5:00 pm
                           Saturday:         From 9:00 am to 1:00 pm
------------------------------------------------------------------------

Air-conditioning           Monday to Friday
 Operating Hours           (inclusive):      From 8:30 am to 6:00 pm
                           Saturday:         From 8:30 am to 1:30 pm
------------------------------------------------------------------------

     THIS AGREEMENT is made on the date stated as the Date of Agreement in the Particulars BETWEEN (1) the Landlord and (2) the Tenant

     WHEREBY IT IS AGREED as follows:-

DEFINITIONS         1. (1) In this Agreement the following expressions have
                           the following meanings:

                           (a) expressions in Column 1 of the preceding table
                               hereof have the meanings assigned to them by Column 2 thereof;

                           (b) the Landlord includes its successors in title.

                       (2) Where the Tenant is more than one person their
                           obligations shall be joint and several.

                       (3) Unless the context otherwise requires, words,
                           herein importing the masculine feminine or neuter gender shall include the others of them and words herein in the singular shall include the plural and vice versa.

                       (4) The marginal notes are intended for
                           guidance only
                           and do not form part of this Agreement
                           nor shall any
                           of the provisions in this Agreement be
                           construed or
                           interpreted by reference thereto or be
                           in any way
                           affected or limited thereby.

                       (5) Any reference to any Ordinance includes
                           a reference
                           to that Ordinance as amended or replaced from time to time and to subordinate legislation or bye-law made thereunder.

                       (6) The Particulars mentioned hereinbefore
                           shall form
                           part of this Agreement.

LETTING TERM        2. The Landlord shall let and the Tenant shall take ALL
 AND RENT the Property on an "as is basis" for the Term from the Commencement Date paying therefor during the Term the Rent (exclusive of rates) and the Air-conditioning and Management Charges. The Rent and Air-conditioning and Management
                       Charges for the period between 22nd May 2001 and 31st May 2001 shall be paid on the signing hereof; thereafter the Rent and Air-conditioning shall be payable in advance on the 1st day of each calendar month free of any deductions whatsoever.

TENANT'S            3. The Tenant agrees with the Landlord as follows:-
 OBLIGATIONS
 TO PAY RENT,          (1) To pay the Rent and Air-conditioning and Management
 AIR-CONDITIONING          Charges as aforesaid without any set off or
                           deduction whatsoever.

TO PAY RATES           (2) To pay and discharge all rates, taxes, assessments,
 AND OUTGOINGS             duties, charges, impositions and outgoings
                           whatsoever of an annual or recurring nature to be charged or imposed in respect of the Property or upon the Landlord or occupier in respect thereof
                           (Government rent and Property Tax only excepted).

                       (3) To pay and discharge all charges for water,
                           electricity, gas, telephone and other services, whatsoever to be charged or imposed in respect of the Property and to pay all necessary deposits (if any) for the meters therefor.

TO MAINTAIN            (4) At the Tenant's expense to keep all the interior of
 PROPERTY IN               the Property including the flooring and interior
 REPAIR                    plaster or other finishes or rendering to walls,
                           floors and ceilings and the Landlord's fixtures therein including all doors, windows, plumbing and sanitary apparatus, electrical installations and wiring in good, clean tenantable repair and condition and properly preserved and painted
                           (reasonable wear and tear excepted) and so to maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the Term in like condition except as aforesaid.

TO BE RESPONSIBLE      (5) To be wholly responsible for any loss, damage or
 FOR INTERIOR              injury caused to any person whomsoever directly or
 DEFECTS                   indirectly through the defective or damaged
                           condition of any pan of or any installation in the Property caused by any act or default of the Tenant and to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims, and demands made upon the Landlord in respect of any such loss, damage or injury and all costs and expenses incidental thereto.

TO REPLACE GLASS       (6) To replace at the Tenant's own expense any glass in
                           any doors or windows of the Property that may become broken, from whatever cause, during the tenancy.

TO ALLOW ACCESS        (7) To permit the Landlord and all persons authorised
 TO LANDLORD               by the Landlord upon notice and at all reasonable
                           times except in cases of emergency to enter
                           (or in cases of
                           emergency or where the Landlord does not receive any response from the Tenant within seven days of the service of such notice to break and enter) the
                           Property to:-

                           (a) ascertain whether the Tenant's
                           obligations under
                           and the conditions of this Agreement
                           have been observed and performed,

                           (b) view (and to open up floors and
                           ceiling where the
                           same is required in order to view)
                           the state of
                           repair and condition of the
                           Property,

                           (c) take schedules or inventories of
                           fixtures and
                           fittings and other items in the
                           Property,

                           (d) carry out work or do anything
                           whatsoever comprised within the Landlord's obligations in this Agreement Provided that any such opening-up shall be made good by and at the cost of the Landlord where the same reveals no breaches of the terms or conditions hereof.

TO EXECUTE             (8) Forthwith to comply with any notice given by the
 REPAIRS                   Landlord specifying any works or repairs which the
 ON NOTICE                 Tenant has failed to execute in breach of the
                           terms hereof Provided that if within fourteen days of The service of such a notice the Tenant shall not have commenced and be proceeding diligently with the execution of the works or repairs specified or shall fail to complete within one month (or any other reasonable period stipulated by the Landlord), then to permit the Landlord to enter the Property to execute such works or repairs, and to pay to the
                           Landlord upon demand the cost of so
                           doing and all
                           expenses (including any professional
                           fees) incurred
                           by the Landlord.

NOT TO INJURE          (9)  Not to cut maim or injure or permit or suffer to
 PROPERTY                   be cut maimed or injured any doors,
                            windows, walls,
                            beams, structural members or any part
                            of the fabric
                            of the Property nor any of the plumbing
                            or sanitary
                            apparatus or installations included
                            therein, nor to
                            overload the floors, ceilings or walls
                            of the
                            Property.
NOT TO ASSIGN          (10) Not to assign underlet or otherwise, part with
                            the possession of the Property or any part thereof in any way whether by way of subletting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the Property or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Property (whether for monetary consideration or not) this Agreement shall absolutely
                            determine and
                            the Tenant shall forthwith vacate the
                            Property on
                            notice to that effect from the
                            Landlord, This
                            tenancy shall be personal to the Tenant
                            itself and
                            without in any way limiting the
                            generality of the
                            foregoing the following acts and events
                            shall unless
                            approved in writing by the Landlord be
                            deemed to be
                            breaches of this Sub-Clause:-

                            (a) In the case of a tenant which is a
                                partnership
                                the taking in of one or more new
                                partners
                                whether on the death or retirement
                                of an
                                existing partner or otherwise.

                            (b) In the case of a tenant who is an
                                individual
                                (including a sole surviving partner
                                of a
                                partnership) the taking up of the
                                tenancy upon
                                the death, insanity or other
                                disability of that
                                individual by the executors
                                administrators
                                personal representatives next-of-
                                kin trustees or
                                committee of any such individual,
                                or the
                                admission of a new partner or
                                partners.

                            (c) In the case of a tenant which is a
                                corporation
                                any take-over by other company or
                                persons,
                                amalgamation, merger,
                                reconstruction or liquidation of
                                the Tenant
                                itself.

                            (d) The giving by the Tenant of a Power
                                of Attorney
                                or similar authority whereby the
                                donee of the
                                Power obtains the right to use
                                possess occupy or
                                enjoy the same.

                            (e) The change of the Tenant's business
                                name or
                                nature of business without the
                                previous written
                                consent of the Landlord which
                                consent shall not
                                be unreasonably withheld.

NOT TO PRODUCE         (11) Not to produce or permit or suffer to be produced
 NOTICE                     any music, noise (including sound
                            produced by
                            broadcasting or any apparatus or
                            equipment capable
                            of producing reproducing receiving or
                            recording
                            sound) so as to be a nuisance or
                            annoyance to the
                            Landlord or to occupiers of other
                            premises or in the
                            neighbourhood or in anywise against the
                            laws or
                            regulations of Hong Kong.

NOT TO CAUSE           (12) Not to do or permit or suffer to be done any act
 NUISANCE                   or thing, which may be or become a
                            nuisance or
                            annoyance to the Landlord or to the
                            tenants or
                            occupiers of other premises in the
                            neighbourhood.

INDEMNITY              (13) To indemnify the Landlord against all actions
                            costs claims and demands made upon or against the Landlord in respect of damage to the person or property of any person caused by or through or arising out of any breach, non-observance, non-performance and non-compliance by the Tenant of any of the terms, conditions and covenants subject to and under which the Property is held.

NOT TO STORE           (14) Not to keep or store or permit or suffer to be
 DANGEROUS GOODS            kept or stored on or in the Property any
                            arms ammunition
                            gunpowder saltpetre kerosene or other
                            explosive or
                            combustible or hazardous goods or
                            substance.

USER                   (15) Not to use or permit or suffer to be used the
                            Property for any purpose other than the
                            Permitted use.

PROHIBITED USES        (16) Not to use or permit or suffer the Property to be
                            used for any illegal or immoral purpose.

VITIATING              (17) Not to do or permit or suffer to be clone in the
 INSURANCE                  Property anything which may avoid any
                            policy or
                            policies of insurance in respect of the
                            Property or
                            increase any premium payable for the
                            same and to
                            indemnify the Landlord against all loss
                            and damage
                            suffered in consequence of any breach
                            of this
                            sub-clause and to pay to the Landlord
                            any increase
                            in the insurance premium attributable
                            to the Property by a breach of this sub-clause such payment of increased premium to be made by the
                            Tenant on demand and recoverable as
                            rent in arrear.

INSURANCE              (18) (a) To effect and maintain during the currency of
                                this tenancy insurance cover in
                                respect of the
                                following and on terms set out
                                hereunder :-

                                (i)   Third Party In respect of
                                      third party
                                      liability of the landlord and
                                      liability
                                      for loss injury or damage to
                                      any person or
                                      property whatsoever caused
                                      through or by
                                      any act default or neglect of
                                      the Tenant
                                      which might give rise to a
                                      claim for
                                      indemnity pursuant to Clause
                                      3(13) hereof;

                                (ii)  Any glass in the windows
                                      doors and
                                      partition now or hereafter on
                                      or in the
                                      Property for its full
                                      replacement value;

                                (iii) Water Damage
                                      Against damage to stock
                                      fixtures and
                                      fittings for the full
                                      insurable value
                                      occurring in respect of the
                                      use or misuse
                                      of the fire sprinkler system
                                      installed
                                      within the Property or the
                                      incursion or
                                      water therein; and

                                (iv)  Tenant's Fittings
                                      The Tenant's fittings and
                                      equipment within
                                      the Property against fire and
                                      extraneous
                                      perils for their full
                                      replacement value.

                            (b) The policy or policies of such
                                insurance shall
                                be effected with an insurance
                                company duly
                                registered with the Insurance
                                Authority under
                                the Insurance Companies Ordinance,
                                Chapter 41 of
                                the Laws of Hong Kong subject to
                                the prior
                                approval of the Landlord which
                                approval shall
                                not be unreasonably withheld and
                                further
                                endorsed to show the Landlord as
                                joint insured
                                and the said policy or policies of
                                insurance
                                shall contain a clause to the
                                effect that the
                                insurance cover thereby effected
                                and the terms
                                and conditions thereof shall not be
                                cancelled
                                modified or restricted without the
                                prior consent
                                of the Landlord. The Tenant hereby
                                further
                                undertakes to produce to the
                                Landlord as and
                                when required by the Landlord such
                                policy or
                                policies of insurance together with
                                a receipt
                                for the last payment of premium and a
                                certificate from the insurance
                                company that the
                                policy is fully paid up and in all
                                respects
                                valid and subsisting and to cause
                                all monies
                                received by virtue of any such
                                insurance to be
                                forthwith paid to the Landlord and
                                that if the
                                Tenant shall at any time fail to
                                keep the
                                Property insured as aforesaid the
                                Landlord may
                                do all things necessary to effect
                                and maintain
                                such insurance and any monies spent
                                by the
                                Landlord for that purpose shall be
                                repayable by
                                the Tenant on demand and be
                                recoverable by the
                                Tenant on demand and be recoverable
                                forthwith by
                                the Landlord by action.

NOT TO OBSTRUCT        (19) Not to encumber or obstruct or permit to be
 COMMON AREAS               encumbered or obstructed with any boxes, dustbins,
                            merchandise, goods, machines, articles,
                            packaging or
                            obstruction of any kind or nature any
                            of the
                            entrances, lifts, staircases, landings
                            and passages,
                            lobbies or other parts of the Building
                            or in any
                            place which is not hereby exclusively
                            let to the
                            Tenant.

TO OBSERVE             (20) Not to do or suffer any act which shall amount to
 OTHER DEEDS                a breach or non-performance or non-
                            observance of any
                            negative or restrictive covenant
                            contained in the
                            Crown Lease or Conditions under which
                            the ground
                            upon which the Building is erected is
                            held from the
                            Crown or of any covenant term or
                            condition contained
                            in the Deed of Mutual Covenant and the
                            Management
                            Agreement (if any) and the House Rules
                            (if any) in
                            respect of the Building.

TO PAY COST OF         (21) To pay to the Landlord on demand all costs
 CLEARING DRAINS            incurred by the Landlord in cleansing or
                            clearing any of the
                            drains, pipes or sanitary or plumbing
                            apparatus
                            choked or stopped up owing to the
                            careless or
                            improper use or neglect by the Tenant
                            or any
                            employee, agent or license of the
                            Tenant.

TO PROTECT             (22) To take all reasonable precautions to protect the
 PROPERTY                   Property against damage by storm or
                            typhoon or the like.

TO PERMIT VIEWING      (23) To permit upon reasonable notice at any time
                            during
                            the last three months of the Term
                            (howsoever determined) the Landlord and all persons authorised by the Landlord including prospective purchasers and tenants to view the Property without interruption.

TO PAY LANDLORD'S      (24) To pay all costs, charges and expenses (including
 COSTS                      any professional fees) incurred by the
                            Landlord in relation or incidental to:-

                            (a) any application by the Tenant for
                                any licence or
                                consent under this Agreement
                                (whether or not the
                                same be granted or refused or
                                proffered subject
                                to any condition), and

                            (b) the recovery or attempted recovery
                                of arrears of
                                rent or other sums due from the
                                Tenant.

NOT TO ALTER           (25) Not to make or cause to make or connive at any
                            alterations structural to the Property
                            and not to
                            put up any partition or other erection or installation or electrical circuit on any pan of the Property without the consent in writing of the
                            Landlord. In the Landlord shall give
                            consent to such
                            alteration, partition  or erection it
                            shall in any
                            event be subject to:-

                            (a) the condition that the Tenant shall
                                not cause
                                any damage to the Property or any
                                part thereof
                                in addition to such other
                                conditions as the
                                Landlord shall think fit to impose; and

                            (b) also the condition that the prior
                                approval or
                                consent is obtained from the
                                Building Authority,
                                Fire Services Department, Labour
                                Department or
                                any other relevant authority for
                                such alteration
                                or partition.

NOT TO USE AS          (26) Not to use or allow to be used the Property or any
 DOMESTIC                   part thereof to prepare any food or as sleeping
 PREMISES                   quarters or as domestic premises and
                            not to allow
                            any person to remain in the Property
                            overnight
                            except the Tenant's night watchman.

NOT TO EXHIBIT         (27) (a) Not to exhibit or display any signboard,
 OR DISPLAY                     name-plate, advertisement, or other device
 SIGNBOARD                      whether illuminated or not which
                                shall cause
                                nuisance to other person or trespass
                                upon other people's property on or in the Property.

                            (b) Subject to sub-clause (c)
                                hereinafter following
                                not to put up any signboard other
                                than that of a
                                suitable sign showing the Tenant's
                                trading name
                                and business.

                            (c) Not to affix or put up or display
                                any signboard,
                                sign, decorations or other thing
                                whatsoever
                                outside the Property or any door
                                wall pier or
                                window except with the approval of
                                the Landlord.
                                The Landlord shall have absolute
                                discretion in
                                granting or refusing such approval
                                and any
                                approval to be granted shall be
                                subject to such
                                conditions as the Landlord may
                                think fit. The
                                Tenant shall upon demand of the
                                Landlord remove
                                any signboard, sign or decoration
                                approved to be
                                put up upon the termination of this
                                tenancy
                                agreement. The landlord may remove
                                any such
                                signboard, sign or decoration if
                                the Tenant
                                refuses so to do, in which event,
                                the Tenant
                                shall indemnify the Landlord all
                                loss and
                                expenses thus incurred. The Tenant
                                shall pay the
                                Landlord immediately
                                upon demand the reasonable costs
                                incurred by the
                                Landlord in affixing repairing or
                                replacing as
                                necessary the Tenant's name in
                                lettering or
                                characters upon the appropriate
                                directory boards
                                in or on the Building. The Landlord
                                shall have
                                the right to remove at the cost and
                                expense of
                                the Tenant any signboard, sign,
                                decoration or
                                thing which shall be affixed put up
                                or displayed
                                without the prior approval of the
                                Landlord.

TO YIELD UP            (28) At  the  expiration or sooner determination of this
                            Agreement to deliver up to the Landlord
                            vacant
                            possession of the Property in its
                            original state and
                            in good and tenantable state of repair
                            and condition
                            (fair wear and tear excepted) and all
                            the keys of
                            the Property together with any
                            additional fixtures,
                            fittings, erections alterations or
                            improvements
                            which the Tenant may with the consent
                            of the
                            Landlord as aforesaid have made upon or
                            in the
                            Property without payment of any
                            compensation for
                            such additional erections alterations
                            or improvements Provided Always that the Landlord may at the expiration or sooner determination of this
                            Agreement on giving reasonable notice
                            require the
                            Tenant to remove such additional
                            fixtures, fittings,
                            erections, alterations or improvements
                            at the cost
                            and expense of the Tenant.

TO COMPLY WITH         (29) At the Tenant's expense to comply in all respects
 LAWS                       with the provisions and requirements of
                            the
                            Buildings Ordinance, Chapter 123 and
                            the Town
                            Planning Ordinance, Chapter 31 or any
                            statutory
                            modification or re-enactment thereof
                            for the time
                            being in force and any regulations or
                            orders made
                            thereunder relating to the use or
                            occupation by the
                            Tenant hereunder and to indemnify (as
                            well after the
                            expiration of the Term by effluxion of
                            time or
                            otherwise as during its continuance)
                            and to keep the
                            Landlord indemnified against all
                            liability
                            whatsoever including costs and expenses
                            in respect
                            of any contravention thereof.

NOT TO OBSTRUCT        (30) Not to block up darken or obstruct or obscure any
 LIGHT                      windows or lights belonging to the
                            Property without
                            having obtained the express written
                            consent of the
                            Landlord which consent may be given
                            subject to such
                            conditions as the Landlord may in its
                            absolute
                            discretion impose.

DELIVERY OF            (31) Not to take delivery of furniture equipment
 FURNITURE ETC              fittings or bulky items in and out of the
                            Building during the
                            hours specified in the PARTICULARS
                            hereto and under
                            no circumstances to use passenger lifts
                            for goods
                            delivery purposes at any time.

EXCLUSION OF           (32) Not to hold the Landlord liable in any way to the
 LANDLORD'S                 Tenant or to any person whomsoever in respect of
 LIABILITY                  any injury damage or loss of business or
                            other liability
                            whatsoever which may be suffered by the
                            Tenant or by
                            any other person or any property
                            howsoever caused
                            and in particular, but without
                            limitation, caused by
                            or through or in any way owing to:-

                            (a) any interruption of any of the
                                services herein
                                mentioned by reason of the
                                demolition or
                                rebuilding or refurbishing of the
                                Building or
                                any part thereof the necessary
                                repair or
                                maintenance of any installations or
                                apparatus or
                                damage thereto or destruction
                                thereof by fire
                                water act of God or other cause
                                beyond the
                                Landlord's control or by reasons of
                                mechanical
                                electrical or other defect or
                                breakdown or other
                                inclement conditions or unavoidable
                                shortage of
                                fuel materials water or labour or
                                any cause
                                whatsoever beyond the Landlord's
                                control, or

                            (b) the act neglect or default of the
                                Tenants and
                                occupiers of any other parts of the
                                Building and
                                their employees agents licensees
                                and invitees,

                            (c) any defect in the supply of
                                electricity or from
                                any surge reduction variation
                                interruption or
                                termination in the supply of
                                electrical power,
                                or

                            (d) any typhoon landslide subsidence of
                                the ground
                                escape of fire leakage or water or
                                electric
                                current from the water pipes or
                                electric wiring
                                cables or ducts situate in upon or
                                in any way
                                connected with the Building or any
                                part thereof
                                or dropping or falling of any
                                article object or
                                material whatsoever including
                                cigarette ends,
                                glass or tiles, the escape of
                                water, fire or
                                electricity or vibrations from any
                                floor office
                                or premises forming part of the
                                Building or in
                                the neighbourhood.

                            (e) the defective or damaged condition
                                of the
                                Premises (save and except inherent
                                structural
                                defects) or the Landlord's fixtures
                                therein or
                                any part thereof.

LANDLORD'S          4. The Landlord hereby agrees with the Tenants as
 OBLIGATIONS TO        follows:
 PAY GOVERNMENT
                       (1)  To pay the Government rent and Property Tax
 RENT QUIET                 attributable to or payable in respect of the
 ENJOYMENT                  Property.

                       (2)  That the Tenant paying the Rent as
                            aforesaid and
                            observing and performing the agreements
                            stipulations
                            terms and conditions herein contained
                            and on the
                            Tenant's part to be observed and
                            performed shall
                            peaceably hold and enjoy the Property
                            during the
                            Term without any interruption by the
                            Landlord or any
                            person lawfully claiming under or in
                            trust for the
                            Landlord.

TO REPAIR              (3)  To maintain and keep the main structure of the
 EXTERIOR                   Property and every part of such  main structure
                            in proper and tenantable repair and
                            condition (except
                            the doors and windows) PROVIDED that:-

                            (a) The Landlord's liability hereunder
                                shall not be
                                deemed to have arisen unless and
                                until written
                                notice of any want of repair of the
                                same shall
                                have been previously given by the
                                Tenant to the
                                Landlord and the Landlord shall
                                have failed to
                                take steps to repair the same AFTER
                                the lapse of
                                a reasonable time.

                            (b) Notwithstanding anything to the
                                contrary as
                                contained in this clause it shall
                                be the
                                responsibility and liability of the
                                Tenant to
                                repair and make good at its own
                                expense all
                                defects, want of repair and damages
                                caused by
                                the act default neglect or omission
                                of the
                                Tenant and all persons authorized
                                or permitted
                                by the Tenant to use the Property.

                            (c) The Landlord shall not be required
                                to repaint or
                                whitewash any external part of the
                                Property
                                unless required to do so by any
                                Government
                                Authorities or under the Deed of
                                Mutual Covenant
                                relating to the Property.

TO REPAIR ROOF         (4)  To amend and repair such defects (not attributable
 ETC                        to the act of the Tenant or its invitees licensees
                            servants or agents) to the roof main electricity supply cables main drains and water pipes main walls and exterior window frames of the Building and the lifts and central air-cooling and heating plant therein as the Landlord shall discover or as the
                            Tenant or other authorized person or
                            Authority shall
                            by notice in writing bring to the
                            attention of
                            the Landlord and to maintain the same
                            in a
                            proper state of repair and condition at
                            the cost of
                            the Landlord PROVIDED that the Landlord
                            shall be
                            entitled to be given a reasonable
                            period of time
                            within which to view any such defects
                            and to amend
                            and repair the same and PROVIDED
                            further that the
                            Landlord shall be liable neither to pay
                            compensation
                            to the Tenant in respect of any period
                            during which
                            due to circumstances beyond the control
                            of the
                            Landlord the proper operation of the
                            said lifts
                            central air-cooling and heating plant
                            or any of them
                            shall be interrupted as the result of
                            mechanical
                            failure or need for repair or overhaul
                            nor to grant,
                            any abatement of rent or service change
                            in respect
                            of such interruption.

TO SUPPLY              (5)  Subject to Clauses 3(32) and 4(4) hereof to
 AIR-CONDITIONING           provide and maintain for the Premises a central
                            air-conditioning service during the hours and on the days specified in the PARTICULARS hereto PROVIDED that the electric power for any fan-coil air-cooling and circulating units installed within or exclusively for the use of the Premises shall be connected to the Tenant's electricity supply meter and the Tenant shall pay direct to the supply authority or undertaker for the electric power consumed thereby and provided further that the
                            Tenant shall permit the Landlord and
                            its servants
                            accredited agents or contractors access
                            to the
                            Premises at all reasonable times after
                            due prior
                            notice for the purpose of carrying out
                            necessary
                            maintenance repair or replacement of
                            any air-conditioning plant and equipment installed within the Premises by the Landlord.

OTHER               5. IT IS HEREBY EXPRESSLY AGREED as follows:-
 STIPULATIONS
 RE-ENTRY ON           (1)  If at any time during the Term:
 DEFAULT
                            (a) the rent hereby agreed to be paid
                                or any part
                                thereof shall be unpaid for
                                fourteen days after
                                the same shall become payable
                                (whether legally
                                or formally demanded or not), or

                            (b) the Tenant shall fail or neglect to
                                observe or
                                perform any of the agreements,
                                stipulations
                                terms and conditions herein
                                contained and on the
                                Tenant's part to be observed and
                                performed, or

                            (c) the Tenant (being an individual)
                                shall become
                                bankrupt or (being a corporation)
                                shall go into
                                liquidation whether compulsory or
                                voluntary
                                (save the voluntary liquidation of
                                a solvent
                                company for the purposes of
                                amalgamation or
                                reconstruction) or otherwise become
                                insolvent or
                                make any composition or arrangement
                                with
                                creditors or shall suffer any
                                execution to be
                                levied on the Property or otherwise
                                on the
                                Tenant's goods, then and in any
                                such case it
                                will be so, will for the Landlord
                                at any time
                                thereafter to re-enter the Property
                                or any part
                                thereof in the name of the whole
                                whereupon this
                                tenancy shall absolutely case and
                                determine but
                                without prejudice to any right of
                                action of the
                                Landlord in respect of any
                                outstanding breach or
                                non-observance or non-performance
                                of any of the
                                agreements, stipulations, terms and
                                conditions
                                herein contained and on the
                                Tenant's part to be
                                observed and performed to the
                                Landlord's right
                                to deduct all loss damage and
                                proper expense
                                thereby incurred from the Deposit
                                paid by the
                                Tenant in accordance with clause 7
                                hereto.

INTEREST ON            (2)  If the Rent or any other sum payable by the Tenant
 ARREARS                    to the Landlord under this Agreement shall not be
                            paid after becoming due the same shall be payable with interest thereon at the rate per annum of 2% above the prime for me time being from the date when it was due to the date on which it is actually paid.

NOTICE OF RE-          (3)  A written notice served by the Landlord on the
 ENTRY                      Tenant in manner hereinafter mentioned
                            to the effect
                            that the Landlord thereby exercises the
                            power of
                            re-entry herein contained shall be a
                            full and
                            sufficient exercise of such power
                            without actual
                            physical entry on the part of the
                            Landlord.

NON-WAIVER             (4)  Acceptance of rent by the Landlord or any act
                            omission or acquiescence on the pan of
                            the Landlord
                            shall not be deemed to operate as a
                            waiver by the
                            Landlord of any right to proceed
                            against the Tenant
                            in respect of any breach non-observance
                            or non-performance of the agreements
                            stipulations terms
                            and conditions herein contained and on
                            the Tenant's
                            part to be observed and performed.

LANDLORD NOT           (5)  (a) The Landlord shall not be under any liability
 LIABLE FOR                     whatsoever to the Tenant or any member of the
 DAMAGE                         Tenant's family or any servant,
                                licensee, agent,
                                visitor, guest, customer, or
                                invitee of the
                                Tenant's, or any person claiming
                                any right title
                                or interest under the Tenant:-

                                (i)   for the payment of any claim
                                      for
                                      compensation arising out of
                                      the operation
                                      of this Agreement or any
                                      provision hereof;
                                      or

                                (ii)  for any damage or injury
                                      which may be
                                      sustained by the Tenant or by
                                      any such
                                      person or persons as
                                      aforesaid on account
                                      of the defective or damaged
                                      condition of
                                      the Property or the
                                      Landlord's fixtures
                                      therein or any lift or any
                                      pan thereof and
                                      in particular the Landlord
                                      shall not be
                                      responsible to the Tenant or
                                      any person or
                                      persons as aforesaid for any
                                      damage caused
                                      by or through or in anywise
                                      owing to any
                                      typhoon leakage of water or
                                      electric
                                      current from the water pipes
                                      or electric
                                      wiring or cable situated upon
                                      or in anyway
                                      connected with the Property
                                      unless such
                                      damage shall result from the
                                      breach by the
                                      Landlord of one or more
                                      obligations hereby
                                      imposed after notice
                                      requiring compliance
                                      shall have been given and
                                      there shall not
                                      have been compliance within a
                                      reasonable
                                      time.

                            (b) For the security or safekeeping of
                                the Property
                                or nearly therein and in particular
                                but without
                                prejudice to the generality of the
                                foregoing the
                                provision by the Landlord of
                                watchmen and
                                caretakers or any mechanical or
                                electrical
                                systems of alarm of whatsoever
                                nature if any
                                shall not create any obligation on
                                the part of
                                the Landlord as to the security of
                                the Property
                                or any contents therein and the
                                responsibility
                                for the safety of the Property or
                                any contents
                                therein shall at all times rest
                                with the Tenant.

ACTS OF TENANT'S       (6)  For the purposes of this Agreement any act,
 AGENTS                     default neglect or omission of any guest,
                            visitor, servant,
                            agent, licensee or invitee of the
                            Tenant shall be
                            deemed to be the act, default, neglect
                            or omission
                            of the Tenant.

ARREARS                (7)  The rent and air-conditioning and management
                            charges payable in respect of the Property shall be and be deemed to be in arrear if not paid in advance at the times and in manner herein provided for payment thereof.

NOTICES FOR            (8)  During the three months immediately preceding the
 RE-LETTING                 expiration of the Term (or sooner if the rent or
                            any part thereof shall be in arrear and
                            unpaid for
                            upwards of one calendar month) the
                            Landlord shall be
                            at liberty to enter the Property and
                            affix and
                            maintain without interference upon any
                            external part
                            of the Property a notice stating that
                            the Property
                            is to be let or sold and such other
                            information in
                            connection therewith as the Landlord
                            shall reasonably require.

SERVICE OF             (9)  Any notice required to be served hereunder shall,
 NOTICES                    if to be served on the Tenant, be
                            sufficiently served
                            if addressed to the Tenant and sent by
                            prepaid post
                            to or delivered at the Property or the
                            Tenant's last
                            known place of business or residence in
                            Hong Kong
                            and, if to be served on the Landlord
                            shall be
                            sufficiently served if addressed to the
                            Landlord and
                            sent by prepaid post to or delivered at
                            the
                            Landlord's last known place of business
                            or residence
                            in Hong Kong. A notice sent by post
                            shall be deemed
                            to be given at the time and date of
                            posting.

COSTS AND              (10) (a) All Landlord's costs of the preparation of and
 STAMP DUTY                     incidental to this Agreement shall
                                be borne by
                                the Landlord and the Tenant in
                                equal shares.

                            (b) The stamp duty on this Agreement
                                and its
                                counterpart and registration fees
                                (if any) shall
                                be borne by the Landlord and the
                                Tenant in equal shares.

NO WARRANTY            (11) Nothing in this Agreement or in any consent
 OF USER granted by the Landlord under this Agreement shall imply or warrant that the Property may be used for the purpose herein authorised (or any purpose subsequently authorised) under any legislations or statutory regulations.

SALE OF                (12) If after the Tenant has vacated the Property at
 UNCLAIMED                  the expiration or sooner determination of
 ARTICLES                   the Term any effect or article of the Tenant
                            remains in or on the
                            Property, and the Tenant fails to
                            remove it within
                            seven days after being requested by the
                            Landlord so
                            to do, or if after using its best
                            endeavours the
                            Landlord is unable to make such a
                            request to the
                            Tenant within fourteen days from the
                            first attempt
                            so made by the Landlord:

                            (a) the Landlord may as the agent of
                                the Tenant sell
                                or otherwise dispose of such effect
                                or article,
                                provided that the Tenant will
                                indemnify the
                                Landlord against any liability
                                incurred by the
                                Landlord having not of any such
                                sale or
                                disposition or to any third party
                                whose effect
                                or article shall have been sold by
                                the Landlord
                                in the bona fide mistaken belief
                                (which shall be
                                presumed unless the contrary be
                                proved) that
                                such effect or article belonged to
                                the Tenant
                                and that all costs and expenses of
                                and
                                incidental to any such sale or
                                disposition shall
                                be borne by the Tenant and be first
                                deducted
                                from the proceeds of sale or
                                disposition,

                            (b) if the Landlord having made
                                reasonable efforts
                                is unable to locate the Tenant the
                                Landlord
                                shall be entitled to retain the
                                said proceeds of
                                sale or disposition absolutely
                                unless the Tenant
                                shall claim the same within three
                                months of the
                                date upon which the Tenant vacated
                                the Property,
                                and

                            (c) the Tenant shall indemnify the
                                Landlord against
                                any damage occasioned to the
                                Property or the
                                Building or any adjacent or
                                neighboring premises
                                of the Landlord and any actions,
                                claims,
                                proceedings, costs, expenses and
                                demands made
                                against the Landlord caused by or
                                related to the
                                presence of the effect or article
                                in or on the  Property.

STATE OF PROPERTY      (13) The Tenant shall take the Property in its present
 KEY MONEY                  decorative repair and condition.

                       (14) The Tenant hereby expressly declares
                            that it has
                            paid no premium, construction key money
                            or other sum
                            of money of a similar nature to the
                            Landlord or
                            other person or persons authorised by
                            the Landlord
                            for the possession of the Property or
                            for the granting of this tenancy.

NEW TENANCY            (15) Any acceptance of rent by the Landlord on or after
                            expiration, of the Term shall not
                            create any new
                            tenancy or renewal or extension of the
                            existing
                            tenancy unless written agreement has
                            been signed
                            between the parties hereto to show
                            otherwise.

ABATEMENT OF        6. Should the Property or part thereof be rendered unfit
 RENT                  for use and occupation by any cause not
                       attributable to the
                       negligence or default of the Tenant, the Rent or part thereof proportionate to the part unfit for use and occupation shall abate and cease to be payable until the
                       Property shall have been again rendered fit for occupation and if already paid shall be refunded by me
                       Landlord to the Tenant without interest
                       until the
                       Property shall again be rendered fit for habitation and use. Provided that nothing heroin shall impose on the
                       Landlord any obligation to repair or
                       reinstate the
                       Property or any part thereof and if the
                       Property shall
                       not be repaired or reinstated within a
                       period of three
                       months from the time when the Property shall be rendered unfit for habitation the Tenant or the Landlord may terminate the Agreement in which event the Tenant shall deliver up vacant possession of the Property of the
                       Landlord and notwithstanding any statutory provision to the contrary neither party shall have any claim against the other of them for damages compensation or otherwise apart from rights of action already accrued before such termination of this Agreement.

PAYMENT OF          7. The Tenant shall on the signing hereof pay to and
 DEPOSIT               maintain at all times during the Term with
                       the Landlord
                       the Deposit to secure the due observance and
                       performance
                       by the Tenant of the agreements stipulations
                       terms and
                       conditions herein contained and on the
                       Tenant's part to
                       be observed and performed. The Deposit shall
                       be retained
                       by the Landlord throughout the Term flee of
                       any interest
                       to the Tenant with power for the Landlord,
                       without
                       prejudice to any other right of remedy
                       hereunder to
                       deduct therefrom the amount of any cost
                       expense loss or
                       damage repayment of deposit sustained by the
                       Landlord as
                       a result of any non-observance or non-
                       performance by the
                       Tenant of any such agreements stipulations
                       terms or
REPAYMENT OF           conditions. Subject as aforesaid and to clause 8
DEPOSIT                hereof the Deposit shall be refunded to the Tenant
                       by the
                       Landlord within fourteen days after the
                       expiration or
                       sooner determination of the Term and the delivery of vacant possession of the Property to the Landlord or within fourteen days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, non-observance or nonperformance of any of the agreements, stipulations terms or conditions and on the part of the Tenant to be observed and performed whichever is the later.

WAIVER OF CLAIM     8. (1)   It is agreed and declared that if at any time
 FOR DEPOSIT                 during the Term the Landlord shall assign the
                             Landlord's interest in the reversion
                             immediately
                             expectant upon the Term and if the
                             Landlord shall
                             also transfer to the assignee of the
                             reversion the
                             Deposit or such part thereof as is
                             then held by the
                             Landlord under this Agreement,
                             forthwith upon such
                             transfer of the Deposit or such part
                             there, of as
                             aforesaid and provided that a notice
                             containing
                             particulars of the same shall have
                             been served on
                             the Tenant the Landlord shall be
                             absolutely
                             discharged and exonerated from the
                             Landlord's
                             obligation to refund the Deposit to
                             the Tenant
                             contained in clause 7 hereof and the
                             Tenant shall
                             waive all its rights and claims
                             hereunder against
                             the Landlord in respect of the
                             Deposit.

                        (2)  The Tenant hereby irrevocably consents
                             and
                             authorizes such transfer of the
                             Deposit or such
                             part thereof as aforesaid and
                             undertakes and agrees
                             to enter into an agreement in such
                             form, with such
                             party or parties and at such time as
                             the Landlord
                             may reasonably require to give better
                             effect to the
                             provisions of sub-clause (a) above.

WAIVER OF CLAIM     9.  The Tenant hereby expressly waives its right (if any)
 AGAINST                to claim against the Mortgagee for the return of all
 MORTGAGEE              rental deposit paid by the Tenant hereunder in the
                        event of the
                        Mortgagee entering into possession of the Property in exercise of its rights and powers conferred on the
                        Mortgagee by the Charges registered in the Land Registry by Memorials Nos. 3606359, 4343022 and
                        4823933.

SUBJECT TO          10. The making of this Tenancy Agreement is subject to the
 MORTGAGEE'S            written consent or approval of the Landlord's existing
 CONSENT                mortgagee(s).

RENT FREE PERIOD    11. The Landlord agrees that no Rent or any part thereof
                        shall be paid by the Tenant during the Rent
                        Free Period
                        and the Tenant shall only be responsible for payment of the Government Rates, Management Charge and
                        Air
                        Conditioning Charges during the Rent Free
                        Period.

     AS WITNESS the hands of the parties hereto on the date specified as the Date of Agreement in the Particulars.



SIGNED by Zhang Yuxin, director,
for and on behalf of the Landlord
in the presence of :-                             /s/ Zhang Yuxin
                                                  ---------------


        /s/ Zheng Jiahua
        ----------------

SIGNED by Chu Wai Man, director,
for and on behalf of the Tenant
in the presence of :-                             /s/ Chu Wai Man
                                                  ---------------


        /s/ Wong Kin Hung
        -----------------



RECEIVED on the date stated on the Date of Agreement in the particulars written of and from the Tenant the sum of HONG KONG DOLLARS NINETY SIX THOUSAND NINE HUNDRED AND FIFTEEN ONLY------------------------------- HK$96,915.00 being the security deposit above expressed
to be paid by the Tenant to the Landlord                   /s/ Zhang Yuxin
                                                            ---------------


WITNESS to the signature:-

        /s/ Zheng Jiahua
        ----------------